Exhibit 10.26

AMENDMENT TO PERFORMANCE-BASED NON-QUALIFIED
STOCK OPTION AWARD AGREEMENT

AMENDMENT dated August 30, 2012 (this “Amendment”) to the Performance-Based Non-Qualified Stock Option Award Agreement (the “Agreement”) dated February 2, 2012, by and between Mediware Information Systems, Inc., a New York corporation (the “Company”), and Robert Watkins (the “Grantee”). Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 6.1 of the 2011 Equity Incentive Plan of the Company, subject to certain restrictions provided therein, the Board of Directors may amend any award agreement; and

WHEREAS, the Company and the Grantee desire to amend the vesting schedule set forth in Section 4 of the Agreement, as hereinafter provided.

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which hereby is acknowledged, the parties agree as follows:

1.           The vesting schedule set forth in Section 4 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

INSTALLMENT	VESTING EVENT APPLICABLE TO INSTALLMENT
Up to 8,333 of the Covered Shares
On August 30, 2012, subject to the Committee’s certification that the performance goals for the respective Covered Shares are achieved, which performance goals were established on or before the beginning of the 2013 fiscal year for Mediware’s senior management.  The total number of Covered Shares (up to 8,333) that vest will be determined formulaically based on the performance goals achieved.

Up to 8,333 of the Covered Shares
The filing of the Company’s Form 10-K with the SEC for the Company’s 2013 fiscal year, subject to the Committee’s certification that the performance goals for the respective Covered Shares are achieved, which performance goals were established on or before the beginning of the 2013 fiscal year for Mediware’s senior management.  The total number of Covered Shares (up to 8,333) that vest will be determined formulaically based on the performance goals achieved.

Up to 8,334 of the Covered Shares
The filing of the Company’s Form 10-K with the SEC for the Company’s 2014 fiscal year, subject to the Committee’s certification that the performance goals for the respective Covered Shares are achieved, which performance goals were established on or before the beginning of the 2014 fiscal year for Mediware’s senior management.  The total number of Covered Shares (up to 8,334) that vest will be determined formulaically based on the performance goals achieved.

2.           Except as set forth in this Amendment, each and every provision of the Agreement in effect on the date hereof shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written by the Company and the Grantee.

MEDIWARE INFORMATION SYSTEMS, INC.

By: ______________________________
Name:
Title:

_____________________________
Robert Watkins

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